UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  December 7, 2005
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                                J.W. Mays, Inc.
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            (Exact name of registrant as specified in its charter)



                 New York                1-3647              11-1059070
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    (State or other jurisdiction      (Commission          (IRS. Employer
          of incorporation)           File Number)       Identification No.)


               9 Bond Street,  Brooklyn,  New York  11201-5805
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                      (Address of principal executive offices)


     (Registrant's telephone number, including area code)   718-624-7400
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                                                  This Report Contains 4 Pages.
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

Item 2.02. Results of Operations and Financial Condition



J. W. Mays, Inc. issued a press release on December 7, 2005 reporting its financial results for the three months ended October 31, 2005. The press release reported revenues and net income for such three month period and provided a comparison for revenues and net income to the three month period ended October 31, 2004.

A copy of the press release is attached to this Form 8-K as Exhibit 99(i).

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


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         J. W. MAYS, INC.
                                                    ------------------------
                                                           (Registrant)



Dated:  December 8, 2005                 By: Mark Greenblatt
        ---------------------          ---------------------------
                                         Mark Greenblatt
                                         Vice President
                                         Principal Financial Officer


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

Press Release
                                                                 Exhibit 99(i)


                               J. W. MAYS, INC.
                            REPORTS ON OPERATIONS
                 FOR THE THREE MONTHS ENDED OCTOBER 31, 2005



J. W. Mays, Inc. today reported its financial results for the three months ended October 31, 2005.

Revenues for the three months ended October 31, 2005 amounted to $3,340,919 compared to revenues of $3,156,943 in the comparable 2004 three-month period.

Net income for the 2005 three-month period amounted to $127,309, or $.06 per share, compared to net income of $114,876, or $.06 per share, in the comparable 2004 three-month period.




                                    *  *  *



Dated:   December 7, 2005

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